Supplement, dated June 1, 2020

to Prospectuses and Brochure, dated May 1, 2020

Brochure of Mutual of America Life Insurance Company Separate Account No. 1

Defined Contribution Contracts

Prospectuses of Mutual of America Life Insurance Company Separate Account No. 2

Thrift Plan Contracts; TDA Contracts; and 457 Plan Contracts

The following supplemental information should be read in conjunction with the Prospectuses and Brochure dated May 1, 2020 (the “Prospectus”) for the Defined Contribution Contracts, Thrift Plan Contracts, TDA Contracts and 457 Plan Contracts (together, the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 1 and Mutual of America Separate Account No. 2 (the “Separate Accounts”). Special terms not defined herein have the meanings ascribed to them in your Prospectus or Brochure.

The information included in this supplement affects only investors in the Mutual of America 2010 Retirement Fund.

Notice of Fund Merger

The Board of Directors of Mutual of America Investment Corporation has approved an Agreement and Plan of Reorganization under which the Mutual of America 2010 Retirement Fund will transfer all of its assets to the Mutual of America Retirement Income Fund in exchange for shares of the Retirement Income Fund (the “Fund Merger”). It is anticipated that the Fund Merger will occur on or after July 31, 2020 (the “Merger Date”). On the Merger Date, any Account Value allocated to the Subaccount investing in the 2010 Retirement Fund will be automatically transferred to the Subaccount investing in the Retirement Income Fund.

Your Contract Value immediately prior to the Fund Merger will equal your Contract Value immediately after the Fund Merger and there will be no tax consequences for you as a result of the Fund Merger, which will be performed at no cost to you. If any of your Contract Value is automatically transferred on the Merger Date, you will receive a confirmation showing the transfer of your Contract Value from the Subaccount investing in the 2010 Retirement Fund to the Subaccount investing in the Retirement Income Fund. Due to potential differences in Accumulation Unit Values for the Subaccounts, the number of units you receive in the Subaccount investing in the Retirement Income Fund may be different from the number of units you held in the Subaccount investing in the 2010 Retirement Fund.

Please note the following information regarding your transfer rights:

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At any time until the Merger Date, you may transfer your Contract Value allocated to the Subaccount that invests in the 2010 Retirement Fund to any other Subaccount available under your Contract free of charge.

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At any time following the Merger Date, you may transfer your Contract Value allocated to the Subaccount that invests in the Retirement Income Fund to any other Subaccount available under your Contract free of charge.

•	Except with respect to frequent transfer restrictions as described in your Prospectus or Brochure, there are no limitations on the number of transfers permitted under your Contract.

You may request a transfer by calling our toll-free number, 1-800-468-3785, visiting our website at www.mutualofamerica.com or writing to our Financial Transaction Processing Center at Mutual of America Life Insurance Company, Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. Please note that, as described in your Prospectus, transfers into any of the International Funds can be made only in writing and by U.S.P.S. regular mail to our Financial Transaction Processing Center.

A summary prospectus for the Retirement Income Fund accompanies this Supplement. The investment objectives, principal investment strategies, principal risks, and fees and expenses of the Retirement Income Fund are described in the summary prospectus. Read the prospectus carefully before making any investment decision with respect to your Contract Value that is allocated to the 2010 Retirement Fund.

If you have allocation instructions on file for future Contributions that include the Subaccount for the 2010 Retirement Fund, you may provide new allocation instructions at any time. If you do not provide new allocation instructions prior to the Merger Date, your allocation instructions on file will automatically be updated to replace the Subaccount that invests in the 2010 Retirement Fund with the Subaccount that invests in the Retirement Income Fund at the close of business on the Merger Date.

To obtain a free copy of the Prospectus or Brochure for your Contract, a summary or statutory prospectus for the 2010 Retirement Fund, or a statutory prospectus for the Retirement Income Fund, or if you have any questions regarding the Merger, your Contract, or your transfer rights regarding the Merger, please call our toll-free number, 1-800-468-3785 or visit our website at www.mutualofamerica.com.

This Supplement Should Be Retained With Your Prospectus or Brochure For Future Reference.